                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  May 16, 2001


                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Virginia                         0-25060              52-1889548
------------------------------------       -------             -------------
                                       (Commission File        (IRS Employer
(State or Other Jurisdiction of            Number)          Identification No.)
        Incorporation)



             7170 Riverwood Drive
             Columbia, Maryland                            21046
       -------------------------------                ---------------
  (Address of Principal Executive Offices)              (Zip Code)


                                 (443) 259-4900
                                 --------------
             (Registrant's Telephone Number, Including Area Code):


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On May 16, 2001, Humphrey Hospitality Trust, Inc. issued the press release attached as Exhibit 99.1 to this From 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

     c)  Exhibits

         99.1  Press release dated May 16, 2001.  Filed herewith.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HUMPHREY HOSPITALITY TRUST, INC.


                                          By:  /s/     Paul J. Schulte
                                             --------------------------------
May 16, 2001                                 Paul J. Schulte
                                             Chairman of the Board and Chief
                                               Executive Officer

                                 EXHIBIT INDEX

99.1  Press release dated May 16, 2001.

                                       3